UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
AMENDMENT NO. 1 TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 31, 2006
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27038 (Commission File Number)	94-3156479 (IRS Employer Identification No.)
One Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (781) 565-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-23.1 Consent of PricewaterhouseCoopers LLP
EX-23.2 Consent of Grant Thornton LLP
EX-99.1 Consolidated Financial Statements of Dictaphone Corporation
EX-99.2 Unaudited Pro Forma Condensed Combined Financial Statements

Explanatory Note
On March 31, 2006, Nuance Communications, Inc. filed a Form 8-K, under Item 2.01 to report the completion of its acquisition of Dictaphone Corporation. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, Nuance stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. Nuance hereby amends its Form 8-K filed on March 31, 2006 in order to provide the required financial information.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired
(1)	The historical consolidated financial statements of Dictaphone Corporation, as of December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, are being filed as Exhibit 99.1 to this Form 8-K/A (and are included herein).
(b)	Pro Forma Financial Information
(1)	The unaudited pro forma combined financial statements of Nuance Communications, Inc. for the twelve months ended September 30, 2005 and the three months ended December 31, 2005, giving effect to the acquisition of Dictaphone, are being filed as Exhibit 99.2 to this Form 8-K/A and are included herein.
(d)	Exhibits
99.1	Consolidated financial statements of Dictaphone Corporation, as of December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005.

99.2	The unaudited pro forma combined financial statements of Nuance Communications, Inc. for the twelve months ended September 30, 2005 and the three months ended December 31, 2005, giving effect to the acquisition of Dictaphone.

23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of Grant Thornton LLP

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.
Date: June 2, 2006	By:	/s/ James R. Arnold, Jr.
James R. Arnold, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of Grant Thornton LLP

99.1	Consolidated financial statements of Dictaphone Corporation, as of December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005.

99.2	The unaudited pro forma combined financial statements of Nuance Communications, Inc. for the twelve months ended September 30, 2005 and the three months ended December 31, 2005, giving effect to the acquisition of Dictaphone.